UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 12, 2004

VIVUS, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER: 0–23490

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	94–3136179 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1172 CASTRO STREET MOUNTAIN VIEW, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES	94040 (ZIP CODE)

(650) 934–5200
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events and Regulation FD Disclosure.

        On August 10, 2004, VIVUS, Inc. announced the appointment of Peter Tam as its Senior Vice President of Product and Corporate Development and the resignation of Larry Strauss as its Chief Financial Officer, who acted as the corporation’s principal financial officer and principal accounting officer. A copy of the press release making such announcements is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 7.  Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 10, 2004 announcing the appointment of Peter Tam as its Senior Vice President of Product and Corporate Development and the resignation of Larry Strauss as its Chief Financial Officer.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 2004

VIVUS, INC.

/s/ LELAND F. WILSON Leland F. Wilson President and Chief Executive Officer

VIVUS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated August 12, 2004

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 10, 2004 announcing the appointment of Peter Tam as its Senior Vice President of Product and Corporate Development and the resignation of Larry Strauss as its Chief Financial Officer.